Exhibit 32.1

SARBANES-OXLEY SECTION 906 CERTIFICATION

In connection with the Annual Report of, Friendly Auto Dealers, Inc. (the "Company") on Form 10-K/A (Amendment No. 1) for the period ending December 31, 2009 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Gerry Berg, President, Chief Executive Officer, Chief Financial Officer and Director of the Company, certify, pursuant to 18 U.S.C. Sec. 1350, as adopted pursuant to Sec. 906 of the Sarbanes-Oxley Act of 2002, that, to my knowledge:

(1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: February 18, 2011

By: /s/ Gerry Berg

Gerry Berg, President,

Chief Executive Officer,

Chief Financial Officer and Director